Exhibit 99.1

Imperial

Investor Day

April 19, 2023


Imperial

Emergency evacuation route


16th Floor
F4
F5
F-Lounge
E2
E Lounge
F3
F1
E3
E1
CONS. KITCHEN KITCHEN
Front Desk
C2/F2
GARDEN KITCHEN
C Lounge
C1
G2
G Hall
Emergency Exit Stairwell
Women's Restroom
Men's Restroom
Fire Alarm
Fireman's/Service Elevator
*for persons requiring assistance to await help. Use Fire Phone to inform Security/Fire of their location then exit via stairs
First Aid Box
AED Located on the 27th Flr
Fire Extinguisher
Fire/Security Phone
Fire Blanket
Emergency Eye Wash

Agenda

Topic	Speaker	Time
Opening remarks	Brad Corson Chairman, president and chief executive officer	9:00
Sustainable solutions	Sherri Evers Vice-president, commercial and corporate development	9:20
Upstream outlook	Simon Younger Senior vice-president, upstream	9:50
Break		10:30
Downstream & Chemical outlook	Jon Wetmore Vice-president, downstream	10:40
Financial outlook	Dan Lyons Chief financial officer	11:10
Closing remarks	Brad Corson Chairman, president and chief executive officer	11:30
Q&A		11:40

Opening remarks

Brad Corson
Chairman, president and chief executive officer

Record earnings and cash flow

Underpinned by getting the most out of our assets



Record-setting
2022 financial results

Earnings	Cash flow from operations
$7.3B	**$10.5B**

- Strong operations underpinned record financial results in 2022
- Priority on safe and reliable operations, cost efficiencies, and capital discipline
- Strategy remains focused on:
  - Maximizing value from existing assets
  - Progressing value-accretive growth opportunities

Record shareholder returns in 2022

Efficiently returning cash

$0.9B
Dividends

- 28th consecutive year of growth
- 63% year-on-year growth



$/share
80
70
60
50
40
J F M A M J J A S O N D

- 45% share price appreciation

$6.4B
Share buybacks

- ~14% shares repurchased
- 5% NCIB, 2 SIB's for $4B

48%
Total shareholder return

Key accomplishments

Delivering results across the value chain



Safety - LTIR
0.05
0.03
0.00
2017
2018
2019
2020
2021
2022
Fatalities
0
0
0
0
0
0

- Best-ever lost time incident rate



CAT

- Best-ever second half production at Kearl



- Five consecutive quarters above 140 KBD at Cold Lake



- Highest annual production in Syncrude's history



- Record refinery utilization



- Record distillate production



- Completion of Sarnia Products Pipeline



- Sanctioned 20KBD Strathcona RD facility

Opportunities in the energy transition

Meeting Canada's energy needs in a lower carbon future

30%

Imperial's goal for reducing greenhouse gas intensity of operated oil sands facilities by 2030 compared with 2016

20KBD

Approved project to construct largest renewable diesel facility in Canada

2050

Announced company-wide goal to achieve net zero (Scope 1 and 2 emissions) in operated assets

FLO

Teams up with Imperial to support expansion of Canada's charging network for electric vehicles

20K tonnes

Battery-grade lithium anticipated annually in the first phase of E3 development

Current business environment

Supply challenges, demand growth, energy transition impacting global energy mix

- Global oil supply
  - Capital constraints, energy transition driving underinvestment, challenging new supply
  - Geopolitics play larger role as spare capacity shrinks
- Global oil demand
  - Demand returning to pre-pandemic levels
  - Economies continue to develop and grow, driving higher demands
- Energy transition driving shift to lower carbon fuels
  - Large range of potential outcomes
  - Energy security concerns expected to impact decarbonization timeline
- Canada well-positioned to continue supplying global demand
  - Low sustaining capital, decades of inventory, improving egress
  - Focused on sustainability
- Imperial well-positioned to thrive
  - Maximizing value from existing assets, progressing select growth



What you will hear today

Well-positioned for the future



Resiliency through the cycle

The value of integration

Relentless focus on costs

Industry-leading balance sheet strength



Investment in technology and innovation

Technology solutions for meeting sustainability goals

Delivering value in base operations



Delivering superior shareholder value

Optimizing existing assets

Pursue value-accretive opportunities



Engaged in energy transition

Expanded GHGi reduction goals

Corporate-wide net zero goal

Maximizing shareholder returns

Sustainable solutions

Sherri Evers

Vice-president, commercial and corporate development

Canada – focused on sustainability

Strong track record from a secure and reliable energy supplier

- Pragmatic policies with fiscal support
- Net zero ambition
- Expertise in carbon management
- Advanced regulatory systems
- Unprecedented industry collaboration
- Collaboration with Indigenous Peoples



Our climate strategy

Leveraging our expertise, integration and technologies

Mitigating emissions in our operations	Helping our customers reduce their emissions	Finding solutions with partners and policy makers	Transformational technology solutions

Continuing TCFD disclosure with third-party verified GHGs

Imperial climate goals

Recently announced company-wide net zero by 2050 goal

2023

On track to meet emissions intensity 10% reduction goal
for operated oil sands

2030

Goal to reduce operated oil sands
GHG emissions intensity by 30% by 2030

2050

Company-wide goal to
achieve net zero emissions
by 2050 in its operated assets through collaboration with government and other industry partners

From 2016 levels and includes scope 1 and 2 greenhouse gas emissions from operated assets.

Imperial net zero by 2050

Robust planning and emission reduction roadmaps identified

- Supportive policy environment
- Technological advancements
- Investment in innovation
- Indigenous partnerships

- Low CI production
- CCS
- Lower CI fuels
- Future advancements

2050

Company-wide goal to **achieve net zero emissions** by 2050 in its operated assets through collaboration with government and other industry partners

Leveraging our strengths

Evaluating low carbon solutions businesses that capitalize on core capabilities



Large
Market Size[2]
(2050)
Small
Hydro
Wind
Nuclear
EVCI[3]
Solar
Oil upstream
Chemicals
Oil refining and sales
CCS
Renewable fuels
Lithium
Hydrogen
LOW CARBON SOLUTIONS
Low
Imperial capabilities fit[1]
High

[1] Assessed on 3-point scale across asset, capabilities and scale/integration fit
[2] Based on ExxonMobil Energy Outlook
[3] Electric vehicle charging infrastructure

Advancing carbon solutions

Innovating for a lower-carbon future

Ongoing

- Kearl Boiler Flue Gas
- Autonomous Haul Trucks
- Cold Lake LASER
- Pathways
- Supporting Renewable Power
- Biofuel Blending

Underway

- Strathcona RD
- Cold Lake SA-SAGD
- Co-processing
- EBRT & CSP
- Lithium Extraction

Developing

- CCS
- Low-carbon H_2
- Sustainable Aviation Fuel
- Advanced Recycling
- Next-gen In-situ

Evaluating

- Advanced Biofuels
- Bitumen Carbon Fibre
- Fuel Cells
- Direct Air Capture
- SMRs[1]

[1] Small modular reactors

Transformational collaboration

Enabling sustainable solutions in support of lower-carbon future



- Finning CAT: RD product trial at Kearl
- E3 Lithium: Progressing pilot project at historic Leduc field
- C-SAF: Engaged in cross-industry development discussions for SAF
- flo: EV charging service option for Esso and Mobil branded retailers
- enel x: 20 MW battery system installed at Sarnia site
- ExxonMobil: Access to ExxonMobil partnerships and technologies
- Unprecedented industry collaboration

Pathways to Net Zero Alliance

Unprecedented collaboration, resources and progress

Pathways Alliance key milestones achieved

- **June 2021** – Pathways Alliance formal announcement
- **October 2021** – Pathways interim funding agreement
- **April 2022** – CCUS Investment Tax Credit announced
- **October 2022** – Pore space evaluation awarded
- **December 2022** – Entered into Carbon Sequestration Evaluation Agreement with GoA
- **Q1 2023** – Commercial negotiation alignment; Drilled 2 evaluation wells



500+ member employees and contractors



Active government engagement



Indigenous engagement and partnership

Pathways Alliance

Pathways phase 1

Effective fiscal policies and regulatory framework required for continued phase 1 progress

Pathways foundational project schedule

with effective fiscal policies and regulatory framework in place

2023
Regulatory application submission for CO_2 transportation line and hub

2024
Capital commitment to procure pipe

2026
Begin CO_2 transportation line construction

2027
First hub injection (Imperial & others)

2029
CO_2 transportation line in service

Unique commercial negotiations and agreements

Leveraging XOM carbon management safety expertise

Indigenous engagement and partnership

Imperial phase 1 activities

with effective fiscal policies and regulatory framework in place



Cold Lake Solvents

Strathcona RD to Kearl

Kearl Boiler Flue Gas

Cold Lake CCS

Pathways Trunk Line

Pathways Alliance

Continued momentum

Sustainable solutions in support of lower carbon future



- Canada remains positioned to lead as a sustainable, secure and reliable global energy supplier
- Imperial on track to meet 2023 climate goal
- Plans identified to achieve 2030 goals and net zero emissions by 2050, requiring:
  - Supportive policy environment
  - Technological advancements and investment in innovation
  - Collaboration with governments, industry and Indigenous communities
- Transformational partnerships in place to advance sustainable solutions
- Pathways continuing to progress phase 1 activities

Upstream outlook

Simon Younger
Senior vice-president, upstream

Upstream strategy

Best-in-class producer, maximizing cash flow, positioning for a lower carbon future

- Maximize value from long-life, low-decline assets
- Targeting industry-leading unit cash cost and reliability
- Select, disciplined capital investments
- Lowering emissions through profitable investments
- High-impact innovation and digital solutions
- Operational excellence and responsible development


CAT

2022 Upstream performance

Continued strong operational performance and foundation for future success

Kearl

- Recovered from extreme cold weather, record performance in 2H
- Continued Autonomous Haul ramp-up, converting entire mine to autonomous operating zone (65 trucks converted by year end)
- Second Boiler Flue Gas project started up, remaining four scheduled this year

Cold Lake

- Outperformed initial production guidance
- Accelerated Grand Rapids Phase 1, on track for 2023 steam-in

Portfolio

- Value enhancement through XTO Energy Canada divestment



Kearl winterization strategy

Maintaining reliability through extreme winter conditions

- Comprehensive response to 2022 extreme cold weather
- Analysis and learnings used to enhance winter operating procedures
- Early maintenance to ensure reliability and availability of resources during winter months
- Strategy showing results:
  - Stronger production through similarly cold December (+36 kbd vs. 2021)
  - Maintained stability enabling January production record

Extreme Cold (< -25°C) Crusher Procedures

Ore Prep Plant 1 – K1	Crusher Throughput	
	-25°C to -35°C	< -35°C
2 of 2 crushers running	Balanced	
1 of 2 crushers running	Max	Reduced
Ore Quality	Further reductions	
Crusher Chute Level Control		

Kearl production, 100% interest, before royalties


kbd
300
200
100
233
165
269
261
Dec. 2021
-22°C
Jan. 2022
-19°C
Dec. 2022
-20°C
Jan. 2023
-11°C
Fort McMurray average monthly temperatures

Long-life, low-decline asset base

High-quality stable production base; focused on GHG-advantaged growth

Production



koebd
500
400
300
200
100
0
2017
2019
2021
2023
2025
2027
Kearl
Cold Lake
Syncrude
Other
Unconventional

- Multi-decade production profile
  - Low sustaining capital
  - ~3.8 billion boe of proved and probable reserves
- 410 – 430 koebd production outlook for 2023
- 17% low cost volume growth 2017-2027
- Priority on GHG-advantaged investments

Production Imperial share, before royalties
2P reserves Imperial share, before royalties, YE 2022 NI51-101

Upstream cash flow outlook

Delivering value and strengthening cash flow from operating activities

Average annual cash from operating activities



$B
8
6
4
2
0
2022
$94.36 WTI
2023-2027
$60 US WTI
$80 US WTI
$100 US WTI
Capex[1] outlook

- Strong cash flow in 2022
- Outlook for robust cash flows across a range of price cases
- Pipeline of highly accretive investments
- Focused on industry-leading unit cash cost and volume growth
- Resilient to low prices

2023-2027 outlooks are based on $US 0.78 exchange rate, $US 12 WCS differential
[1] See supplemental information for definition

Upstream investment outlook

Investing for value through select volume growth and GHG intensity reduction

Average annual capital expenditures[1]



$B
1.5
0
2022
2023
2024-2027
Sustaining
Growth/GHG
Prior outlook

- Sustaining capital moderates from 2022
  - 5-year average of ~$5 per barrel
- Key sustaining projects include:
  - Kearl In-pit Tailings
  - Cold Lake Infill Drilling
  - Syncrude Mildred Lake Expansion
- GHG-advantaged volume and value growth:
  - Cold Lake Grand Rapids Phase 1
  - Cold Lake Leming Field Redevelopment
  - Cold Lake Carbon Capture & Storage
  - Kearl Boiler Flue Gas
  - Kearl Secondary Recovery

[1] See supplemental information for definition

Industry-leading digital initiatives

Accelerating value with a continually expanding digital portfolio

Digital investment principles: ▪ Capital-efficient ▪ Fast payback ▪ Agile development

Near-term focus and wins
- > 40 successful initiatives
- Optimizing production and GHGi
- Improving reliability
- Reducing costs



Complete
Underway
Future
> $0.5 B
> $1.1 B
2019
2020
2021
2022
2023
2024
2025
2026
2027

In Development
- Smart sensor implementation for enhanced surveillance
- Robotics use expansion: surveillance, monitoring, efficiency
- Mine maintenance effectiveness through digital tools
- Autonomous concept expansion

Deployed
- Solvent optimization through model predictive controls
- Field surveillance platform optimizing operator effectiveness
- UAV inspections of fixed equipment improving safety
- Production modeling and forecasting optimization
- Shovel and Truck analytics leveraging AI
- Digital Twin expansion enabling transition to remote activities
- Cloud based digital inspection workflows

Note: Value represents annual benefit of cost savings and production uplift in $M CAD, before taxes and royalties. Forward looking estimates at $US 60 WTI price case. Kearl 100% basis.

Digital technology enabling value

Unlocking our full potential

Field Surveillance Digitization (> $35M/y)

Field surveillance platform, enhanced sensors, enabling production optimization


CHEVROLET

Production modeling & forecasting improvements (~ 1.5 kbd)

Analytics and software to optimize production & uptime


Steam
Forecast
Oil
Water

Shovel and Truck Analytics (> $7M/y)

Leveraging analytics and AI to make better decisions


Exit Dig Angle Degrees
Shovel Operating Slope

Digital Twin Expansion (> $7M/y)

Full sites laser scanned, connected data at our fingertips




Mine Maintenance Effectiveness (> $30M/y potential)



Schedule optimization and digitally enabled technicians



Expanding Use of Autonomous (~ $25M/y potential)




Remote dozing reduces risk to workforce

Kearl performance

Building on a decade of improvement

Production and unit cash costs[1]



kbd
$US/bbl
300
200
100
0
40
30
20
10
0
Extreme cold weather
19
167
211
263
242
270
280
2015 - 2017
2018 - 2020
2021
2022
2023
2024
Production
Unit Cash Costs 1
Unit Cash Cost ex. cold weather, 2022 energy price increases 2

- Recovered from extreme cold weather in 1H '22 with strong performance in 2H
  - Highest single day production 360 kbd on Dec. 29
  - Best-ever 2H production, 278 kbd
- Continuing to increase capacity, remain on track to achieve 280 kbd in 2024
- Continue to target unit cash costs[1] <$20/bbl

Production 100% interest, before royalties

[1] Non-GAAP financial ratio – see supplemental information for definition and reconciliation

[2] Energy cost includes predominantly natural gas, diesel, and power. "Unit cash costs ex. 2022 energy price increases" normalizes 2022 energy prices to 2021 levels

Kearl journey

Optimization phase continuing


kbd
300
250
200
Extreme cold weather
19
242
280
300
2022
Reliability
Recovery & Throughput
2024
Secondary Recovery
Mine optimization
Future

- On track to deliver 280 kbd in 2024
  - Reliability and maintenance improvements
  - Improved recovery through digital and crusher enhancements
- Evaluating opportunities to increase to 300 kbd in future
  - Uplift from coarse tailings bitumen recovery and flotation column cells bitumen recovery
  - Detailed engineering underway on flotation column cells, targeting 2026 start-up
  - Working commercialization of coarse tailings bitumen recovery following successful pilot
  - Mine infrastructure and fleet expansion to support higher volumes

Flotation column cells detailed engineering



Production 100% interest, before royalties

Autonomous haul update

First fully autonomous oil sands mining operator

- May 2022 converted full mine pit to autonomous operating zone
  - Step change safety improvement
  - Continuously raising the bar on daily mine material movement records
- 65 haul trucks converted to date, with remaining trucks expected to be complete by end of Q2 2023
- Unit cash cost[1] savings of ~$US 1/bbl
- Potential for 10-15% productivity upside vs. staffed


7 km
Autonomous
Operating Zone
6 km

AHS enables reduced loading time



State of the art mine control room

[1]Non-GAAP financial ratio – see supplemental information for definition and reconciliation

Cold Lake performance

Performance exceeding expectations and sustainable into the future

Production performance



kbd
150
140
144
100
2021
Decline
Mahihkan Drilling
Optimization
2022



kbd
150
140
141
147
100
2018-2020
2021-2023
2024-2027

- Highest annual production since 2018
  - Strong performance from new Mahihkan infills (~8 kbd)
  - Continued optimization and reliability enhancements (~ 2kbd)
  - Continued innovative compact rig drilling program (~1kbd)
- Completed start-up of butane blending facility (~$40M/y)
- Continued robust cash generation through cycles, underpinned by operating performance and selective investments

Cold Lake strategy

Maximize asset value and cash flow through transformational GHG strategy

Transition to lower emission profile



kbd
Base
LASER
GRP 1
Leming SAGD
Future SA-SAGD
CSP
150
100
50
0
2020
2023
2026
2030

Next generation technology GHGi[1]



In-Situ industry GHGi average
CSS
LASER
SAGD
SA-SAGD
EBRT
CSP

[1]LASER, SA-SAGD, EBRT and CSP are Imperial patented technologies
[2]Non-GAAP financial ratio – see supplemental information for definition and reconciliation
[3]Scope 1 and 2 emissions

- Transforming asset to lower unit cash cost[2], lower emissions next generation technologies to improve price resiliency and maintain production
  - Accelerated construction, execution and drilling of Grand Rapids Phase 1 (GRP1)
  - Advancing Leming SAGD redevelopment
- Strategy drives Imperial's goal to reduce operated oil sands GHGi by 30% by 2030 vs. 2016 levels[3]

Technology progression	Start-up
CSS and LASER	Mahihkan 2017, Mahkeses 2021
SAGD and SA-SAGD	GRP1 2023, Leming 2025, Future 2027+
Steam replacement (NCG)	2026+ Field Trial in 2023
Non thermal recovery (CSP)	2028+
Carbon Capture and Storage	Pre-2030
Solvent flood (ELP)	Pilot in 2023

LASER: Liquid Addition to Steam for Enhanced Recovery, SA-SAGD: Solvent Assisted Steam Assisted Gravity Drainage, NCG: Non Condensable Gas Injection, CSP: Cyclic Solvent Process, ELP: Enhanced Late-Life Process

Key Cold Lake volume sustainment investments

Progressing capital-efficient, economically attractive projects to sustain strong production

Grand Rapids Phase 1

- 15 kbd advantaged production
- 40% GHGi reduction vs. CSS
- 65% facility construction complete
- 2023 target steam-in



Leming SAGD

- 9 kbd advantaged production at peak
- 35% GHGi reduction vs. CSS
- 2025 target steam-in



Future SA-SAGD

- 50 kbd advantaged production by 2030
- 40% GHGi reduction vs. CSS
- Efficient and resilient Investments


Production well
Steam and solvent (diluent) injection well
Grand Rapids
Clearwater


50 kbd
2023
2024
2025
2026
2027
2028
2029
2030

Cold Lake carbon capture and storage (CCS)

Efficient emissions reduction, supporting Cold Lake strategy transformation

- Pursuing CCS emissions reduction opportunity that captures efficiencies with Cold Lake operations
- Geographically and geologically advantaged to be an early mover in CCS
- Feasibility study complete, beginning FEED in 2023
- ~1 MT capture per year from flue gas stream
- Nearby injection into Basal Cambrian
- Targeting mid to late-2020s start-up
- Potential to be one of the first CCS projects within Pathways initiative



Imperial Kearl
Fort McMurray
Pathways Pipeline
Imperial Cold Lake
Injection Hub
Pathways Alliance
Pathways Evaluation Pore Space



Non saline groundwater
1 Km Min.
Depth of Oil Sands Operations
Impermeable Seal
Depth of permanent CO_2 Storage
Modified from Alberta Energy Regulator

Syncrude update

Building momentum following operator transition

Production



kbd
80
60
40
20
0
2016-2019
2020
2021
2022
2023-2027

- Capturing value through owner-operator model
  - $300M in efficiencies achieved to date, evaluating further synergies
- Increased asset utilization through improved reliability and interconnect pipeline
  - Best-ever total production of 77 kbd in 2022, including 3 kbd alternate product sales
- Sustaining bitumen supply through Mildred Lake West Expansion
  - On track for 2025 start-up
- Continuing focus on lowering asset cost structure

Production Imperial share, before royalties

Future resource optionality

Portfolio of growth opportunities with net zero potential

EBRT Overview


Steam &
Solvent
Bitumen &
Solvent

Promising Outlook - *Simulation*


Production Rate Potential / Well Pair
Bitumen Rate (m3/d)
500
450
400
350
300
250
200
150
100
50
0
0
500
1000
1500
2000
2500
3000
3500
4000
Days
SAGD
EBRT

- Large inventory of in situ opportunities
  - Aspen, Corner, Clarke Creek, Clyden
- Strategic approach to future development
  - Maintain optionality while evaluating next generation in situ technologies
- Enhanced Bitumen Recovery Technology (EBRT)
  - Step change technology enhancing GHG performance and profitability
  - Lowers GHGi by ~50% relative to industry average SAGD
  - Applicable to SAGD resources with 2-4 times higher bitumen rates
  - Advancing pilot to validate concept in Aspen area


Aspen
Clarke Creek
Fort McMurray
Corner
Clyden
Edmonton
Calgary

Upstream summary

Best-in-class producer, maximizing value, positioning for a lower carbon future

- Maximizing value from existing assets
- Robust cash flow across a range of price outlooks, resilient at low prices
- Investing for value through select volume growth and GHG intensity reduction
- Industry-leading digital portfolio; achieved >$500M value in 2022
- On track for 280 kbd at Kearl in 2024, evaluating opportunities to 300 kbd
- Cold Lake transition strategy underway, accelerated Grand Rapids and evaluating CCS opportunity
- Large portfolio of in situ opportunities with net zero potential



Break


Imperial

Downstream and Chemical outlook

Jon Wetmore
Vice-president, downstream

Downstream and Chemical strategy

Increasing profitability across the value chain

- Deliver industry-leading performance in safety, reliability and operations integrity
- Strategically invest in logistics to expand market reach, reduce costs and improve supply reliability
- Enhance world-class Esso and Mobil brands and product offering
- Develop a compelling lower-carbon offer, become a valued sustainability partner
- Lower emissions through profitable investments
- Increase refinery crude and feedstock flexibility
- Maximize the benefits of integration and molecule uplift



Structurally advantaged Canadian margin environment

Robust margins throughout the commodity cycle



Advantaged logistics

Proximity to crude

Import parity market

Average gasoline crack


$US/bbl
80
60
40
20
0
2022 Avg
2012-2021 Avg
US Gasoline Crack
CDN Gasoline Crack

Average diesel crack


$US/bbl
80
60
40
20
0
2022 Avg
2012-2021 Avg
US Diesel Crack
CDN Diesel Crack

50/50 NYH/Chicago and 50/50 Toronto/Edmonton rack vs. MSW feedstock cost
Assumes $5/bbl crude tariff to Chicago, NYH & Toronto

Canadian fuel demand update

Robust liquid fuel demand for decades

- Significant gasoline demand through 2035
  - Advantaged refining, logistics and branding allows for growth in gasoline market share through 2035
  - Continued advantage in coast-to-coast ethanol distribution
  - Strong EV growth expected
    - FLO partnership facilitates EV charging offer at Esso and Mobil branded sites

- Total Distillate demand grows to 2035 due to growth in bio
  - Advantaged in meeting growing bio distillate demand via Strathcona RD project and other growth initiatives to 2035
  - Positioned to remain leader in traditional diesel market by leveraging advantaged refining, logistics and brand

Canadian Gasoline Demand View to 2035[1]

(indexed, 2022 = 100)



120
100
80
60
40
20
0
2022
2025
2030
2035
Gasoline
Ethanol

Canadian Distillate Demand View to 2035[1]

(indexed, 2022 = 100)



120
100
80
60
40
20
0
2022
2025
2030
2035
Distillate
Bio Distillate

[1] *Source: ExxonMobil Energy Outlook*

Canadian refining

Canada's largest refiner with access to global technology

- Structurally advantaged refining business
  - Largest domestic refiner, strategically located assets
  - Fully integrated Chemical plant for optimized molecule uplift
  - Low overall cost structure
  - Access to ExxonMobil expertise
- Sustained reliability performance with 2022 record utilization
- Focused on enhancing margins, flexibility and efficiency
  - Maximizing crude slate flexibility and distillate production
  - Investments in energy efficiency and renewable fuels
  - Upstream diluent supply connectivity
- 2023 utilization guidance reflects increased turnaround activities
  - 2Q: Strathcona refinery, 6 kbd annual throughput impact
  - 3Q/4Q: Sarnia site, 9 kbd annual throughput impact



Refinery throughput and utilization
kbd
450
225
0
100%
50%
0%
2020
2021
2022
2023 Guidance Midpoint
Throughput
Utilization

Fuel, lubricant and asphalt marketing

Industry-leading brands and product offering creates customer pull

- Retail branded wholesale model provides structural advantages
  - Industry-leading site count with ~2,400 sites across Canada
  - Targeting capital efficient market share growth
  - Strategic partnerships with best-in-class retailers
- Portfolio of industry-leading market share and global brands
  - #1 Canadian retail market share[1]
  - Mobil 1 is world's leading synthetic motor oil brand
  - Largest Canadian asphalt producer
- Elevating brand value with an enhanced offer
  - Differentiated, high-value products
  - Continued growth in loyalty penetration with PC Optimum partnership
  - Developing a compelling lower-carbon product offering
  - Official fuel and motor oil of the NHL




ESSO

[1] Combined Esso and Mobil brands, based on Kalibrate survey data for year-end 2022

Strathcona renewable diesel project

Building Canada's largest renewable diesel (RD) facility

Scope

- 20 kbd renewable diesel production at Imperial Strathcona Refinery
- ~3 MT annual CO2 reduction in transportation sector compared to conventional fuels[1]

Status

- Final Investment Decision approved
- $720M project with startup in 2025
- Engineering, site preparation and long lead equipment procurement underway







[1] *As determined in accordance with Canada's Clean Fuel Regulation*

Strathcona renewable diesel project

Advantaged project is value accretive

Increasing demand for renewable diesel in Canada

- Layered Canadian and British Columbia regulations[1] create demand for lower carbon intensity (CI) transportation Fuels
- Growing demand for renewable diesel as drop in fuel to support customers' emissions reduction goals

Strathcona refinery advantages

- Feedstock advantaged
  - Close proximity, low CI and export-parity pricing
- CI-advantaged blue hydrogen supply
- Proprietary catalyst technology delivers yield and quality advantages
- Leverages existing refinery assets, proprietary distribution network and strong customer relationships
- Results in accretive make vs. buy economics



Western Canada
CO2 capture and storage
Blue hydrogen production
Renewable diesel refining
Crush plant
Crop harvest
Renewable diesel distribution
Renewable diesel distribution
Renewable diesel distribution

[1] Federal Clean Fuels Regulation (CFR) and provincial British Columbia Low-Carbon Fuels Standard

Innovation delivers shareholder value

Further enhancing Imperial's advantage with innovative solutions and technologies

Advanced recycling



- Transforming plastic waste into valuable products at scale
- Evaluating potential opportunity at Sarnia site
- Leveraging ExxonMobil technology and expertise
- Targeting difficult to recycle plastics

Bio feedstock co-processing



- Vegetable oil and ethanol co-processed with conventional feedstocks
- Reduced carbon intensity compared to conventional fuels and plastics
- Successfully completed trials at Sarnia and Nanticoke into both fuels and plastic products

Collaborative product trials


CATERPILLAR
CAT
2156

- Identifying products to help customers meet business and sustainability goals
- RD product trial with Finning at Kearl
- Developing B20 pilot project with CP Rail
- Lubricant trials with Wind Energy Institute of Canada
- Esso Diesel Efficient adoption rate increasing across customer base, reducing emissions

Sustainable aviation fuel



- Engaged associate member of C-SAF
- Commercialization discussions underway with strategic customers

Downstream investments

Strategic investments in low-capital, high-return business

Average annual capital expenditures[1]



$M
600
400
200
0
2022
2023
2024-2027
Sustaining
Growth/GHG
Prior outlook

Strathcona Renewable Diesel spend forecast



$M
600
400
200
0
2022
2023
2024

- Increase in growth spend due to Strathcona RD project
- Continuing selective investing in refinery slate, production efficiency and resiliency
- Support and enhance strategic logistics
  - Market opportunities, access, reliability
  - Efficiency capture reducing cost to supply
- Regulatory compliance and opportunities
  - Biofuel manufacturing and distribution infrastructure
  - Energy efficiency and emissions reductions

[1] *See supplemental information for definition*

Downstream profitability

Resilient business model, focused on increasing profitability

Annual net income



$B
4
3
2
1
0
2015-19 Avg.
2020
2021
2022

- Resilient, reliable performance across the cycle
- Expanding geographic reach enabling record refinery utilization and profitability in 2022
- Fully integrated, flexible business model
- Focusing on profitable volume and margin growth to capture upside
  - Strategic investments in efficient logistics
  - Volume growth in high-value markets
  - Refinery flexibility, margin and efficiency enhancements
  - Developing a compelling lower-carbon product offering

Advantaged chemicals business

Positioned for income generation throughout the commodity cycle



Integration
with refinery and upstream



Sarnia
Marcellus

Proximity
to feeds and market



Premium Products
to meet specific customer needs

Annual net income



$M
400
300
200
100
0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Chemicals – integration and proximity

Advantaged integration, located near customers and feedstock

Fully integrated, flexible business model

- Integration provides leading cost structure and profitability advantages
- Heavy integration with Sarnia and Nanticoke refineries
- Supplier of specialty solvent to Kearl

Advantaged geographic location

- Close proximity to majority of customer base
- Sarnia refinery and nearby Marcellus formation provided 99% of feedstock in 2020-2022



Sarnia
Marcellus
Industry polyethylene RIM[1] demand by location (M$)[2]
>1,500
1, 000 – 1,499
500 – 999
100 – 499
0 – 99

[1]Rotational + Injection Molding
[2]Source: Plastics News, 2022 Injection Molders & Rotational Molders Rankings

Chemicals – premium products

Meeting customer needs with consistent, high-quality, differentiated products

- Produce high-density polyethylene (HDPE) for rotational and injection molding applications
- End product uses are mostly durables, not single-use plastics
- Intimate customer relationships
  - Resins developed specifically for end-customer use
  - Collaborate with customers to address specific needs
  - Consistent resin quality, reliable supply
  - Highly regarded technical service
- Evaluating infrastructure for advanced recycling which targets difficult-to-recycle plastics


Resin
Converters
Brands
Advanced recycling opportunity
Petrochemical Manufacturing
Mechanical Recycling
Consumers
Raw Materials
Advanced Recycling
Waste Collection
Incinerated & Energy Recovery
Landfills
Litter



Imperial's Downstream and Chemical advantage

Sustainably advantaged assets, brands and products

- Canadian domestic fuel markets benefit from advantaged margins
- Strategically located, highly-integrated assets with low sustaining capital requirements
- Portfolio of superior brands and products fostering long-term customer relationships
- Coast-to-coast logistics network providing reliable, cost-effective market access
- Expanding lower-carbon product offering in support of customer sustainability goals
- Resilient and reliable performance across the cycle, sustained structural cost reductions
- Access to global brands, expertise and research through relationship with ExxonMobil


Esso

Financial outlook

Dan Lyons
Chief financial officer

Financial profile

Resilient business model with upside leverage

10-year cash flow from operating activities



Downstream, Chemical & Corporate
Upstream

2023 debt-to-capital ratio[1]



30%
15%
0%
IMO
CNQ
CVE
SU

- Integrated, advantaged business model
  - Upstream: low-cost growth, long-life low decline assets
  - Downstream: advantaged margins and logistics
  - Chemicals: integration, proximity, premium products
  - ExxonMobil relationship / scale / expertise
- Built for the full cycle
  - Disciplined investment
  - Industry-leading balance sheet
  - Low corporate breakeven
  - Unhedged production
  - Flexible refining
- Thoughtful, pragmatic approach to energy transition
- Reliable shareholder returns

[1] *See supplemental information for definition*

2022 results summary

Achieved record performance while strengthening core businesses

Annual cash flows from operating activities



$B
12
8
4
0
2017
2018
2019
2020
2021
2022

- Strongest year in company history
  - Highest ever Downstream utilization
  - Highest ever second half Kearl production
  - Record earnings and cash flow
  - Record cash distributions to shareholders
- Attractive investments in core businesses
  - Kearl debottlenecking
  - Cold Lake Grand Rapids phase 1 acceleration
  - Sarnia products pipeline
  - Strathcona renewable diesel
- XTO Energy Canada divestment
- Reduced debt by 20%, repaying $1B

Cash operating costs

Energy prices drove increased operating costs

Annual cash operating costs[1]



$B
9
6
3
0
2021
2022
Operating costs ex. Energy[4]
Energy[4]

- Key drivers of increased operating costs
  - 50% increase in energy cost with rising commodity prices
  - 5% average inflationary pressure on non-energy costs
- Laser-focused on lowering unit cash operating costs
  - Low-cost debottlenecking
  - Digital initiatives
  - Energy efficiency projects
  - Solvent technology
- Corporate break-even outlook[2] remains low
  - $US 25/bbl WTI cash break-even
  - $US 35/bbl WTI covers dividend and sustaining capital[3]

[1] Non-GAAP financial measure – see supplemental information for definition and reconciliation
[2] Estimated average WTI crude oil price in US dollars required for cash flow from operating activities to equal total operating costs over 5 year period 2023-2027. Based on April 2023 Investor Day business environment ($US 40 WTI, $US 8 WCS differential, Downstream and Chemical margins normalized over time, $US 0.78 exchange rate)
[3] Sustaining capital represents anticipated spending to maintain productive capacity of existing assets
[4] Energy cost includes predominantly natural gas, diesel and power. Operating costs ex. energy excludes all energy spend (approximate energy spend 2022: $1.9B, 2021: $1.3B)

Capital expenditure forecast

Low sustaining capital, attractive growth investments

Annual capital expenditure[1] forecast


$B
2
1
0
2022
2023
2024
2025
2026
2027
Sustaining
Growth/GHG
Prior outlook

- 2023 target of $1.7B, up $0.2B from prior outlook
  - Strathcona renewable diesel accretive logistics scope
  - Cold Lake Grand Rapids phase 1 acceleration
- Sustaining capital[2] averages ~$1.1B over period
  - Predominantly Upstream
  - Upstream sustaining capital averages ~$5/bbl
- Growth/GHG capital averages ~$0.5B
  - Kearl debottlenecking and boiler flue gas
  - Cold Lake Grand Rapids, Leming, CCS
  - Strathcona renewable diesel

[1] See supplemental information for definition
[2] Sustaining capital represents anticipated spending to maintain productive capacity of existing assets

Capital allocation priorities

Committed to returning surplus cash to shareholders

Dividend per share (paid basis) and shares outstanding


$
Millions of shares
2.00
1.00
0.00
1,000
750
500
2017
2018
2019
2020
2021
2022
2023
Dividend paid
Shares outstanding

Shareholder payout, 5 year average


% of cash flow from operating activities
80%
40%
0%
IMO
Peer Avg
Dividend
Buyback

- Reliable and growing dividend
  - 28 years of consecutive increases
  - 100% increase in quarterly dividend since 1Q21
- Low sustaining capital requirements
- High-return capital-efficient investments in core assets
- Return surplus cash to shareholders
  - Distributed over $7.2B in dividends and buybacks in 2022
- Optionality to invest in highly attractive opportunities over time

Free cash flow

Financial discipline and capital efficient volume growth support free cash flow outlook

Annual cash distributions


$B
8
6
4
2
0
2016-20 Avg
2021
2022
Dividend
Buyback

Free cash flow[1,2] profile


$B
8
6
4
2
0
$60
$70
$80
$90
$100
$US WTI

[1] *Non-GAAP financial measure – see supplemental information for definition and reconciliation*
[2] *2023-2027 period average, $US12 WCS differential, $US 0.78 exchange rate, Downstream and Chemical margins normalized over time*

Corporate guidance

2023 Annual Guidance[1]	
Total Capex $B	1.7
Upstream Production kboed	410 - 430
Kearl kbd (gross)	265 - 275
Cold Lake kbd	135 – 140
Syncrude kbd	75 - 80
Refinery throughput kbd	395 – 405
Refinery utilization %	92 - 94

2023 Turnaround Schedule

Upstream ***(full-year opex and production impacts, before royalties)***

2Q: Kearl K2 plant, 8 kbd, $75M opex (IOL share)

3Q: Cold Lake Nabiye, 2 kbd, $20M opex

2Q/3Q: Syncrude Coker, 5 kbd, $70M opex

3Q/4Q: Syncrude Hydrotreater, 3 kbd, $25M opex

Downstream ***(full-year opex and throughput impacts)***

2Q: Strathcona refinery, 6 kbd, $120M opex

3Q/4Q: Sarnia site, 9 kbd, $165M opex

[1] *Production is Imperial share, before royalties except Kearl which is 100% gross basis*

Closing remarks

Brad Corson
Chairman, president & chief executive

A disciplined strategy

Maximizing shareholder value

- Continue to focus on existing asset base
  - Optimization and debottlenecking, getting the most out of our existing assets
  - Value accretive opportunistic growth
- Disciplined financial management
  - Target industry-leading cost structure
  - Remain robust throughout the cycle – resilience with upside leverage
- Shareholder returns
  - Continued dividend growth, return surplus cash to shareholders
  - Underpinned by maximum cash flow generation
- Profitably engage in energy transition; progress towards net zero goals
  - Leverage technology and innovation
  - Access to ExxonMobil global expertise
- Maintain flexibility
  - Provided by industry-leading balance sheet strength


STRATEGY

Why Imperial

Confidence in the future

- High quality, long life, low decline upstream assets
  - Continued growth through focus on optimization, debottlenecking
- Advantaged downstream assets
  - Integrated across value chain
- Low cost, high return growth
  - Progressing value accretive projects, maintaining optionality
- Driving shareholder value
  - Financial discipline supports robust cash flow through the cycle, directed to shareholder returns
- Pragmatic, value driven focus on sustainability
  - Corporate wide net zero ambition underpinned by technology, collaboration with governments and industry








Mobil



Q&A



Imperial

For more information:

Dave Hughes
Vice-president, investor relations
+1 587.476.4743
dave.a.hughes@exxonmobil.com

imperialoil.ca

- twitter.com/ImperialOil
- linkedin.com/company/Imperial-Oil
- youtube.com/ImperialOil
- facebook.com/ImperialOilLimited



Cautionary statement

Forward statements:

Statements of future events or conditions in this report, including projections, goals, expectations, estimates, business plans and descriptions of strategic and emission reduction goals are forward-looking statements. Similarly, emission-reduction pathways are dependent on future market factors, such as continued technological progress and policy support, and also represent forward-looking statements.

Forward-looking statements can be identified by words such as believe, anticipate, propose, plan, goal, predict, estimate, expect, strategy, outlook, future, continue, likely, may, should, will and similar references to future periods. Forward-looking statements in this report include, but are not limited to, references to Imperial's strategy of maximizing existing assets and progressing select value-accretive growth; being well-positioned to thrive in current business environment to maximize shareholder returns; Imperial's company-wide Scope 1 and 2 net-zero goal by 2050, and greenhouse gas emissions intensity goals for 2023 and 2030 for its oil sands operations, including the expected technologies to achieve these goals; the company's climate strategy over the short, medium and long term, including the timing, development, and impact of specific technologies and R&D activities for in-situ, SA-SAGD, EBRT, CCS, hydrogen, small modular reactors, bitumen beyond combustion, asphalt, lower carbon fuels, lithium and using offsets to reduce residual emissions; the impact of partnerships on lower-carbon solutions, including with FLO; the impact of the renewable diesel facility at Strathcona, including capital investment, production, reduction of CO_2 emissions, projected start-up in 2025 and ability to take advantage of increasing renewable diesel demand; the impact of participation in the Pathways Alliance including timing of phase 1 efforts and other collaboration efforts; Upstream strategy of maximizing cash flow, positioning for lower carbon future and being a best-in-class producer; Kearl activities related to the recent environmental protection order; Upstream and asset specific production outlooks for 2023, and anticipated growth to 2027; cash flow from operating activities outlook and ability to strengthen cash generation; projected capital expenditures from 2023-2027; the value and impact of digital technology and innovation activities; Kearl future unit cash cost targets, production outlook of 280kbd in 2024 and evaluating future potential to 300kbd; autonomous haul conversion target and potential productivity upside; the Cold Lake long term strategy, GHG intensity reductions and technologies, production outlook to 2027, the timing and impact of select capital investments including CCS and key sustainment investments like GRP1, Leming SAGD and SA-SAGD; Syncrude efficiencies from operator transition, volumes projections, Mildred Lake Expansion West and focus on lowering asset cost structure; Future resource optionality with EBRT technology, including advancing a pilot project; Downstream strategy to increase profitability across the value chain and focus on enhancing margins, flexibility and efficiency; industry fuel demand; strategic advantages in the Canadian downstream market and the impact of industry leading brands; innovation delivering shareholder value and the development of lower-carbon product offerings; downstream capital expenditure outlook to 2027; Chemical integration advantage and demand growth for key products and potential for advanced recycling; resilient business model with upside leverage; corporate WTI breakeven outlook and progression of cost reduction opportunities; total annual capital expenditure outlook to 2027; capital allocation priorities and commitment to return surplus cash to shareholders; free cash flow scenarios at various prices; corporate guidance summary; and the company's disciplined strategy to maximizing shareholder value.

Forward-looking statements are based on the company's current expectations, estimates, projections and assumptions at the time the statements are made. Actual future financial and operating results, including expectations and assumptions concerning future energy demand growth and energy source, supply and mix; commodity prices and foreign exchange rates; production rates, growth and mix across various assets; production life, resource recoveries and reservoir performance; project plans, timing, costs, technical evaluations and capacities, and the company's ability to effectively execute on these plans and operate its assets; plans to mitigate climate risk and the resilience of company strategy to a range of pathways for society's energy transition, including the accuracy and effectiveness of roadmaps to 2050 and the ability for emission reduction pathways and business plans to deliver benefits to the company, customers and shareholders; the adoption and impact of new facilities and technologies on capital efficiency, production and reductions to GHG emissions intensity, including but not limited to next generation technologies using solvents to replace energy intensive steam at Cold Lake, EBRT, boiler flue gas technology at Kearl, Strathcona's renewable diesel complex and support for and advancement of carbon capture and storage, and any changes in the scope, terms, or costs of such projects; for the renewable diesel facility, the availability and cost of locally-sourced and grown feedstock, hydrogen produced with CCS and the supply of renewable diesel to British Columbia in connection with its low-carbon fuel legislation; the amount and timing of emissions reductions, including the impact of lower carbon fuels; that any required support from policymakers and other stakeholders for various new technologies such as CCS will be provided; applicable laws and government policies, including with respect to climate change, GHG emissions reductions and low carbon fuel legislation; that regulatory approvals will be provided in a timely manner; refinery utilization, energy use and greenhouse gas emissions; cash generation, financing sources and capital structure, such as dividends and shareholder returns, including the timing and amounts of share repurchases; general market conditions; capital and environmental expenditures; the company's ability to effectively execute on its business continuity plans; and capital and environmental expenditures could differ materially depending on a number of factors.

Cautionary statement

These factors include global, regional or local changes in supply and demand for oil, natural gas, petroleum and petrochemical products, feedstocks and other market factors, economic conditions or seasonal fluctuations and resulting demand, price, differential and margin impacts; political or regulatory events, including changes in law or government policy; environmental risks inherent in oil and gas activities; environmental regulation, including climate change and greenhouse gas regulation and changes to such regulation; government policies supporting lower carbon investment opportunities, or the failure or delay of supportive policy and market development for emerging lower-emission energy technologies; the receipt, in a timely manner, of regulatory and third-party approvals; the results of research programs and new technologies, including with respect to greenhouse gas emissions, and the ability to bring new technologies to scale on a commercially competitive basis; unexpected technological developments; availability and performance of third-party service providers; third-party opposition to company and service provider operations, projects and infrastructure; unanticipated technical or operational difficulties; the impact of future consumer choices on roadmap trajectory and timing; availability and allocation of capital; management effectiveness and disaster response preparedness, including business continuity plans in response to COVID-19; project management and schedules and timely completion of projects; reservoir analysis and performance; the ability to develop or acquire additional reserves; operational hazards and risks; cybersecurity incidents; general economic conditions, including the occurrence and duration of economic recessions or downturns; and other factors discussed in Item 1A risk factors and Item 7 management's discussion and analysis of the company's most recent annual report on Form 10-K and subsequent interim reports on Form 10-Q.

Forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties, some that are similar to other oil and gas companies and some that are unique to Imperial. Imperial's actual results may differ materially from those expressed or implied by its forward-looking statements and readers are cautioned not to place undue reliance on them. Imperial undertakes no obligation to update any forward-looking statements contained herein, except as required by applicable law.

Forward-looking and other statements regarding Imperial's environmental, social and other sustainability efforts and aspirations are not an indication that these statements are necessarily material to investors or requiring disclosure in the company's filings with securities regulators. In addition, historical, current and forward-looking environmental, social and sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future, including future rule-making. The statements and analysis in this document represent a good faith effort by the company to address hypotheticals despite significant unknown variables and, at times, inconsistent market and government policy signals.

Actions needed to advance the company's 2030 greenhouse gas emissions intensity reductions plans are incorporated into its medium-term business plans, which are updated annually. The reference case for planning beyond 2030 is based on the ExxonMobil's Energy Outlook research and publication, which contains demand and supply projections based on assessment of current trends in technology, government policies, consumer preferences, geopolitics, and economic development. Reflective of the existing global policy environment, the Energy Outlook does not project the degree of required future policy and technology advancement and deployment for the world, or Imperial, to meet net-zero goals by 2050. As future policies and technology advancements emerge, they will be incorporated into the Outlook, and the company's business plans will be updated accordingly.

Cautionary statement

In these materials, certain natural gas volumes have been converted to barrels of oil equivalent (BOE) on the basis of six thousand cubic feet (Mcf) to one barrel (bbl). BOE may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf to one bbl is based on an energy-equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. Given that the value ratio based on the current price of crude oil as compared to natural gas is significantly different than the energy equivalency ratio of 6 Mcf to 1bbl, using a 6:1 conversion ratio may be misleading as an indication of value.

The term "project" as used in these materials can refer to a variety of different activities and does not necessarily have the same meaning as in any government payment transparency reports.

All reserves and contingent resources estimates provided in these materials are effective as of December 31, 2022, and based on definitions contained in the Canadian Oil and Gas Evaluation Handbook (COGEH) and are presented in accordance with National Instrument 51-101, as disclosed in Imperial's Form 51-101F1 for the fiscal year ending December 31, 2022.

Except as otherwise disclosed herein, reserves and contingent resource information are an estimate of the company's working interest before royalties at year-end 2022, as determined by Imperial's internal qualified reserves evaluator.

Reserves are the estimated remaining quantities of commercially recoverable oil, natural gas, and related substances anticipated to be recoverable from known accumulations, as of a given date, based on the analysis of drilling, geological, geophysical and engineering data, the use of established technology, and specified economic conditions, which are generally accepted as being reasonable. Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. Probable reserves are those additional reserves that are less certain to be recovered than proved reserves.

Supplemental information

Debt-to-capital ratio
Debt, defined as the sum of "Notes and loans payable" and "Long-term debt", divided by capital, defined as the sum of debt and "Total shareholders' equity".

Capital and exploration expenditures
Capital and exploration expenditures (or capital expenditures) represent the combined total of additions at cost to property, plant and equipment, additions to finance leases, additional investments and acquisitions; exploration expenses on a before-tax basis from the Consolidated statement of income; and the company's share of similar costs for equity companies. Capital and exploration expenditures exclude the purchase of carbon emission credits.

Non-GAAP measures
Listed below are definitions of several of Imperial's key business and financial performance measures. The definitions are provided to facilitate understanding of the terms and how they are calculated. These measures are not prescribed by U.S. Generally Accepted Accounting Principles (GAAP). These measures constitute "non-GAAP financial measures" under Securities and Exchange Commission Regulation G and Item 10(e) of Regulation S-K, and "specified financial measures" under National Instrument 52-112 Non-GAAP and Other Financial Measures Disclosure of the Canadian Securities Administrators.

Reconciliation of these non-GAAP financial measures to the most comparable GAAP measure, and other information required by these regulations have been provided. Non-GAAP financial measures and specified financial measures are not standardized financial measures under GAAP and do not have a standardized definition. As such, these measures may not be directly comparable to measures presented by other companies and should not be considered a substitute for GAAP financial measures.

Free cash flow
Free cash flow is a non-GAAP financial measure that is cash flows from operating activities less additions to property, plant and equipment and equity company investments plus proceeds from asset sales. The most directly comparable financial measure that is disclosed in the financial statements is cash flows from (used in) operating activities within the company's Consolidated statement of cash flows. This measure is used to evaluate cash available for financing activities (including but not limited to dividends and share purchases) after investment in the business.

Reconciliation of free cash flow millions of Canadian dollars	**2022**	2021	2020
From Imperial's Consolidated statement of cash flows			
Cash flows from (used in) operating activities	**10,482**	5,476	798
Cash flows from (used in) investing activities			
Additions to property, plant and equipment	**(1,526)**	(1,108)	(868)
Proceeds from asset sales	**904**	81	82
Additional investments	**(6)**	-	-
Loans to equity companies - net	**10**	15	(16)
Free cash flow	**9,864**	4,464	(4)

Supplemental information

Cash operating costs (Cash costs)

Cash operating costs is a non-GAAP financial measure that consists of total expenses, less Purchases of crude oil and products, Federal excise taxes and fuel charge, Financing and costs that are non-cash in nature, including Depreciation and depletion, and Non-service pension and postretirement benefit. The components of cash operating costs include (1) Production and manufacturing, (2) Selling and general and (3) Exploration, from the company's Consolidated statement of income. The sum of these income statement lines serve as an indication of cash operating costs and does not reflect the total cash expenditures of the company. The most directly comparable financial measure that is disclosed in the financial statements is total expenses within the company's Consolidated statement of income. This measure is useful for investors to understand the company's efforts to optimize cash through disciplined expense management.

Reconciliation of cash operating costs millions of Canadian dollars	**2022**	2021	2020
From Imperial's Consolidated statement of Income			
Total expenses	**50,186**	34,307	24,796
Less:			
Purchases of crude oil and products	**37,742**	23,174	13,293
Federal excise taxes and fuel charge	**2,179**	1,928	1,736
Depreciation and depletion	**1,897**	1,977	3,293
Non-service pension and postretirement benefit	**17**	42	121
Financing	**60**	54	64
Total cash operating costs	**8,291**	7,132	6,289

Supplemental information

Unit cash operating costs (Unit cash costs)
Unit cash operating costs is a non-GAAP ratio. Unit cash operating costs (unit cash costs) is calculated by dividing cash operating costs by total gross oil-equivalent production, and is calculated for the Upstream segment, as well as the major Upstream assets. Cash operating costs is a non-GAAP financial measure and is disclosed and reconciled above. This measure is useful for investors to understand the expense management efforts of the company's major assets as a component of the overall Upstream segment. Unit cash operating cost, as used by management, does not directly align with the definition of "Average unit production costs" as set out by the U.S. Securities and Exchange Commission (SEC), and disclosed in the company's SEC Form 10-K.

Components of unit cash operating cost

	2022				2021				2020			
millions of Canadian dollars	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude	Upstream (a)	Kearl	Cold Lake	Syncrude
Production and manufacturing	**5,491**	**2,353**	**1,344**	**1,563**	4,661	1,902	1,117	1,388	3,852	1,585	920	1,107
Selling and general	**-**	**-**	**-**	**-**	-	-	-	-	-	-	-	-
Exploration	**5**	**-**	**-**	**-**	32	-	-	-	13	-	-	-
Cash operating costs	**5,496**	**2,353**	**1,344**	**1,563**	4,693	1,902	1,117	1,388	3,865	1,585	920	1,107
Gross oil-equivalent production (thousands of barrels per day)	**416**	**172**	**144**	**77**	428	186	140	71	398	158	132	69
Unit cash operating cost ($/oeb)	**36.20**	**37.48**	**25.57**	**55.61**	30.04	28.02	21.86	53.56	26.53	27.41	19.04	43.83
USD converted at the YTD average forex *2022 US$0.77; 2021 US$0.80; 2020 US$0.75*	**27.87**	**28.86**	**19.69**	**42.82**	24.03	22.42	17.49	42.85	19.90	20.56	14.28	32.87

(a) Upstream includes Kearl, Cold Lake, Imperial's share of Syncrude and other.


Imperial